UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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Thor Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Summary Compensation Table
Option Grants in the Last Fiscal Year
Aggregated Option Exercises in the Last Fiscal Year and Option Values at July 31, 2006
Performance Graph
Thor Industries, Inc. 2006 Equity Incentive Plan

THOR INDUSTRIES, INC.
419 West Pike Street • Jackson Center, Ohio 45334-0629
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
December 5, 2006
The 2006 Annual Meeting of Stockholders of Thor Industries, Inc. (the “Company”) will be held at 230 Park Avenue, Suite 618, New York, N.Y., on December 5, 2006, at 1:00 p.m., local time, for the purpose of considering and voting upon the following:
(1)	the election of three directors;

(2)	the 2006 Equity Incentive Plan; and

(3)	such other business as may properly come before the meeting or any adjournment of the meeting.
Stockholders of record at the close of business on October 18, 2006 will be entitled to notice and to vote at the meeting. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting, during normal business hours, at the office of the Company for a period of ten days prior to the meeting.
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.
By Order of the Board of Directors,
Walter L. Bennett
Secretary
October 30, 2006

THOR INDUSTRIES, INC.
419 West Pike Street • Jackson Center, Ohio 45334-0629
Proxy Statement
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Thor Industries, Inc. (the “Company”) for use at the 2006 Annual Meeting of Stockholders to be held at 230 Park Avenue, Suite 618, New York City, on December 5, 2006, at 1:00 p.m., local time (the “Meeting”), and any adjournment thereof. The cost of such solicitation is being borne by the Company. This proxy statement and the accompanying form of proxy are being sent to stockholders on November 1, 2006.
Representatives of Deloitte & Touche, LLP, the Company’s principal independent accountants, will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to any stockholder questions that may be asked.
Voting by Stockholders
A proxy in the form accompanying this proxy statement that is properly executed, duly returned to the Company and not revoked prior to the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given with respect to the proposals to be voted upon, proxies will be voted in favor of such proposals. Each proxy may be revoked by a stockholder at any time until exercised by giving written notice to the Secretary of the Company, by voting in person at the Meeting, or by submitting a later-dated proxy.
The Common Stock of the Company constitutes its only outstanding security entitled to vote on the matters to be voted upon at this meeting. Each share of Common Stock entitles the holder to one vote. Only stockholders of record at the close of business on October 18, 2006 are entitled to notice of and to vote at the Meeting or any adjournment thereof. As of that date, 55,708,686 shares of Common Stock were outstanding. The presence, in person or by proxy, of the holders of a majority of all the issued and outstanding Common Stock is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes (i.e., shares held by a broker for its customers that are not voted because the broker does not receive instructions from the customer or because the broker does not have discretionary voting power with respect to the item under consideration) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.
In accordance with the By-laws of the Company and the Delaware General Corporation Law, a plurality of the votes duly cast is required for the election of directors. The approval of the 2006 Equity Incentive Plan will require the affirmative vote of the majority of the outstanding shares of common stock entitled to vote thereon. Under the Delaware General Corporation Law, although abstentions and broker non-votes are deemed to be present for the purpose of determining whether a quorum is present at a meeting, abstentions and broker non-votes are not deemed to be votes duly cast. As a result, abstentions and broker non-votes will not be included in the tabulation of voting results with respect to Proposal #1, and therefore will have no impact on the voting on such proposal. With respect to Proposal #2, however, abstentions and broker non-votes have the effect of votes in opposition.

A copy of the Company’s Annual Report for the fiscal year ended July 31, 2006 (“fiscal 2006”) is being sent to each stockholder of record. The Annual Report is not to be considered a part of this proxy soliciting material.
Proposal #1
Election of Directors
The Company’s By-laws provide that the Board of Directors may set the number of directors at no less than one (1) and no more than fifteen (15). The Board of Directors of the Company currently consists of eight directors who are divided into three classes. H. Coleman Davis III, Peter B. Orthwein and William C. Tomson currently serve as Class B directors; their terms expire in 2007. Wade F. B. Thompson and Jan H. Suwinski currently serve as Class A Directors; their terms expire in 2008. Neil D. Chrisman, Alan Siegel and Geoffrey A. Thompson currently serve as Class C directors; their terms expire in 2006.
In accordance with the Certificate of Incorporation of the Company, as amended, Neil D. Chrisman, Alan Siegel and Geoffrey A. Thompson, have been nominated to stand for election as Class C directors. The Company’s Nominating and Corporate Governance Committee, has proposed these nominations. If elected, Messrs. Chrisman, Siegel and Thompson will serve on the board until the annual meeting in 2009 and until their successors are duly elected and qualified.
The persons named in the enclosed proxy intend to vote FOR the election of the nominees listed below. In the event that a nominee becomes unavailable for election (a situation the Company’s management does not now anticipate), the shares represented by proxies will be voted, unless authority is withheld, for such other persons as may be designated by the Nominating Committee.
The nominees, as set forth below, are now directors of the Company and have continuously served in such capacity since their first election or appointment to the Board.

			First Year
Nominee	Age	Principal Occupation	as Director

Neil D. Chrisman	69	Retired, Managing Director of J. P. Morgan & Co.	1999
Alan Siegel	71	Partner, Akin Gump Strauss Hauer & Feld LLP	1983
Geoffrey A. Thompson	66	Partner, Palisades Advisors, LLC	2003
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ABOVE NOMINEES.
Business Experience of Directors and Executive Officers
Wade F. B. Thompson, age 66, has been the President and Chief Executive Officer and a Director of the Company since its founding in 1980. He currently serves as Chairman, President, Chief Executive Officer and Director of the Company. Mr. Thompson is not related to Geoffrey A. Thompson.
Peter B. Orthwein, age 61, has served as Treasurer and a Director of the Company since its founding in 1980. He currently serves as Vice Chairman, Treasurer and Director of the Company.
Walter L. Bennett, age 60, has been with the Company and its predecessor since July 1977. He became Vice President, Finance, of Airstream, Inc., in September 1980; Vice President, Finance, of the Company in September 1983; Chief Administrative Officer/Secretary of the Company in November 1985; Senior

Vice President of the Company in February, 1989; Chief Financial Officer of the Company in March 1999 and Executive Vice President of the Company in January 2004.
Ted J. Bartus, age 39, has been with the Company since May 1999 and was appointed as Vice President, Purchasing, of the Company in August 2003. From May 1999 to July 2003, Mr. Bartus served as purchasing director of the Company and, from April 1998 to April 1999, he was employed as a purchasing agent for Valeo, a tier 1 supplier to the automotive industry.
Richard E. Riegel, III, age 40, has been with the Company since May, 1998. Mr. Riegel was appointed Group President on August 1, 2005. From 1998 through April, 2002, Mr. Riegel served as Vice President, Corporate Development of the Company, and from April, 2002 through July, 2005, he served as President and CEO of Airstream, Inc. Mr. Riegel is the son-in-law of Wade F. B. Thompson.
H. Coleman Davis, III, age 57, who was appointed as a Director in January 2004, is the founder of Keystone RV Company and served as its Chief Executive Officer and Chairman during its five year history prior to Thor’s acquisition in November 2001. Mr. Davis continues to serve as Chairman of Keystone RV Company.
Neil D. Chrisman, age 69, who was appointed as a Director in July 1999, is a retired Managing Director of J. P. Morgan & Co. Mr. Chrisman retired from J. P. Morgan in 1993.
Alan Siegel, age 71, who became a Director in September 1983, has been a partner of the law firm of Akin Gump Strauss Hauer & Feld LLP since August 1995. Mr. Siegel is also a Director of The Wet Seal, Inc. and Ermenegildo Zegna Corporation.
Jan H. Suwinski, age 65, who was appointed as a Director in July 1999, has been a Professor of Business Operations at the Samuel Curtis Johnson Graduate School of Management, Cornell University since 1997. From 1990 to 1996, Mr. Suwinski was Executive Vice President, Opto Electronics Group at Corning, Incorporated and Chairman of Siecor, a Siemens/Corning joint venture. Mr. Suwinski is a Director of Tellabs, Inc. and Ohio Casualty Group.
Geoffrey A. Thompson, age 66, who was appointed as a Director in September 2003, has been a partner at Palisades Advisors, LLC, a private equity firm, since January 2004. From 1998 to 2004 Mr. Thompson served as an independent business consultant. From 1995 to 1998, he served as a principal at Kohlberg & Company. He retired as Chief Executive Officer of Marine Midland Banks, Inc. in 1992. Mr. Thompson is a Director of Guardian Trust Company. Mr. Thompson is not related to Wade F. B. Thompson.
William C. Tomson, age 70, who became a Director in June 1988, is the Vice Chairman of Board Member, Inc. Mr. Tomson has been with the firm for the past ten years. Board Member, Inc. publishes Bank Director and Corporate Board Member magazines.
Executive officers serve at the discretion of the Company.
Proposal #2
Thor Industries, Inc. 2006 Equity Incentive Plan
The Board of Directors (the “Board”) has approved and recommends that stockholders approve the adoption of the Thor Industries, Inc. 2006 Equity Incentive Plan (the “Equity Incentive Plan” or the “Plan”). The Equity Incentive Plan is designed to enable the Company and its affiliates to obtain and retain the services of the types of employees, consultants and directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company. The Board approved the Equity Incentive Plan on October 16, 2006.
The Equity Incentive Plan is designed, among other things, to replace the Company’s 1999 Stock Option Plan (the “1999 Plan”) and the Company’s 1997 Restricted Stock Plan (the “1997 Plan”). When the Board approved the Equity Incentive Plan, it also approved the termination of the 1999 Plan and the 1997 Plan, each effective upon the approval of the Equity Incentive Plan by the stockholders of the Company. As a result, if the Equity Incentive Plan is approved by stockholders, there will be no further grants of options, restricted stock or other equity-based awards pursuant to either the 1999 Plan or the 1997 Plan. The maximum number of shares issuable under the Equity Incentive Plan, 1,100,000 (subject to adjustment), is approximately the same number of shares that remain available for issuance under the 1999 Plan and the 1997 Plan.
Upon the adoption of the Equity Incentive Plan by the stockholders, Mr. Alan Siegel, a director of the Company and currently a member of the Compensation Committee, will not participate in the approval of any awards under the Equity Incentive Plan.
A copy of the Equity Incentive Plan is attached to this Proxy Statement as Appendix A. The description of the Plan that follows is qualified in its entirety by reference to the Plan that is attached.
The Equity Incentive Plan will be administered by the Board or a committee designated by the Board (the “Committee”). While the Company is a publicly traded company, the Committee may consist solely of two or more members of the Board who qualify as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee directors” under Rule 16b-3 as promulgated under Section 16 of the Securities Exchange Act of 1934. The Board or the Committee (the “Administrator”) will have the power and authority to select Participants (as defined below) in the Plan and grant Awards (as defined below) to such Participants pursuant to the terms of the Plan. In addition, the Administrator will have the authority to (a) construe and interpret the Plan and apply its provisions, (b) promulgate, amend and rescind the rules and regulations relating to the administration of the Plan, (c) delegate its authority to one or more officers of the Company with respect to Awards that do not involve certain executive officers of the Company, (d) determine when Awards are to be granted under the Plan and the applicable date of grant, (e) select those Participants to whom Awards shall be granted, (f) determine the number of shares of common stock to be made subject to each Award, (g) determine whether each option is or is not intended to qualify as an incentive stock option, (h) prescribe the terms and conditions of each Award, (i) amend any outstanding Awards subject to certain limitations, (j) make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments, and (k) exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.
Subject to adjustment, the total number of shares of the Company’s common stock, par value $0.10 per share, that will be available for the grant of Awards under the Plan may not exceed 1,100,000 shares; provided, that, for purposes of this limitation, any stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization will again become available for issuance under the Plan. Subject to adjustment, no Participant will be granted, during any one year period, options to purchase common stock or Awards with respect to more than 1,100,000 shares of common stock. Stock available for distribution under the Plan will be authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
Awards may be granted to employees, directors and, in some cases, consultants and those individuals whom the Administrator determines are reasonably expected to become employees, directors or consultants following the date of the grant of the Award (“Participants”), provided that incentive stock options may be granted only to employees. Awards may be in the form of options (incentive stock options and nonstatutory stock options), restricted stock, restricted stock units, performance compensation awards and stock appreciation rights (collectively, “Awards”).
Options
Options may be granted as incentive stock options (stock options intended to meet the requirements of Section 422 of the Code) or nonstatutory stock options (stock options not intended to meet such requirements) and will be granted in such form and will contain such terms and conditions as the Administrator deems appropriate. The term of each option will be fixed by the Administrator but no incentive stock option may be exercisable after the expiration of ten years from the grant date; provided, that, in the case of incentive stock options granted to a 10% stockholder, the term of such option may not exceed five years from the grant date. The exercise price of each incentive stock option may not be less than 100% of the fair market value of the common stock subject to the option on the date of grant; provided, that, in the case of incentive stock options granted to a 10% stockholder, the exercise price may not be less than 110% of the fair market value on the date of grant. The exercise price of each nonstatutory stock option may not be less than 100% of the fair market value of the common stock subject to the option on the date of grant unless such nonstatutory stock option satisfies the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code. The Administrator will determine the time or times at which, or other conditions upon which, an option will vest or become exercisable.
Restricted Stock and Restricted Stock Units
The Administrator may award actual shares of common stock (“Restricted Stock”) or hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock (“Restricted Stock Units”), which award may, but need not, provide that such Restricted Stock or Restricted Stock Units may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of an obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. Subject to the restrictions set forth in the Award, Participants who are granted Restricted Stock generally will have the rights and privileges of a stockholder as to such restricted stock, including the right to vote such restricted stock. At the discretion of the Administrator, cash dividends and stock dividends with respect to Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Administrator. The cash dividends or stock dividends so withheld by the Administrator and attributable to any particular share of Restricted Stock will be distributed to the Participant in cash or, at the discretion of the Administrator, in shares of common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on such shares. The Restricted Period shall commence on the date of the grant and end at the time or times set forth on a schedule established by the Administrator in the applicable Award agreement. At the discretion of the Administrator, cash dividends and stock dividends also may be paid with respect to Restricted Stock Units, either currently or withheld for the Participant’s account and distributed upon the settlement of the Restricted Stock Unit.
Performance Compensation Awards
The Plan provides the Administrator with the authority, at the time of grant of any Award (other than options and stock appreciation rights granted with an exercise price or grant price equal to or greater than the fair market value per share of stock on the date of the grant), to designate such Award as a performance compensation award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Plan provides the Administrator with the authority to make an Award of a cash bonus to any Participant and designate such Award as a performance compensation award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.

During the first 90 days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), which period may not be less than one year (the “Performance Period”), the Administrator may, in its sole discretion, select which Participants will be eligible to receive performance compensation awards in respect of such Performance Period. The Plan provides that, with regard to a particular performance compensation award, the Administrator has full discretion to select the length of the Performance Period, the performance criteria that will be used to establish the performance goal, the kind(s) and/or level(s) of the performance goal(s) that is (are) to apply to the Company and the performance formula to be applied against the relevant performance goal to determine, with regard to the performance compensation award of a particular Participant, whether all, some portion or none of the performance compensation award has been earned for the Performance Period.
The maximum performance compensation award payable to any one Participant under the Plan for a Performance Period is 1,100,000 shares of common stock or, in the event such performance compensation award is paid in cash, the equivalent cash value thereof, as determined by the Administrator. The maximum amount that can be paid in any calendar year to any Participant pursuant to a Performance Compensation Award in the form of a cash bonus is $10,000,000.
Stock Appreciation Rights
Stock appreciation rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of the Plan are satisfied, in tandem with all or part of any option granted under the Plan (“Related Rights”). Upon exercise thereof, the holder of a stock appreciation right would be entitled to receive from the Company an amount equal to the product of (i) the excess of the fair market value of the Company’s common stock on the date of exercise over the exercise price per share specified in such stock appreciation right or its related option, multiplied by (ii) the number of shares for which such stock appreciation right is exercised. The exercise price of a Free Standing Right shall be determined by the Administrator, but shall not be less than 100% of the fair market value of the Company’s common stock on the date of grant of such Free Standing Right. A Related Right granted simultaneously with or subsequent to the grant of an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option. A stock appreciation right may be settled, at the sole discretion of the Administrator, in cash, shares of the Company’s common stock or a combination thereof.
Change in Control
In the event of a change in control (as defined in the Plan) of the Company, unless otherwise provided in an Award agreement, all options and stock appreciation rights will become immediately exercisable with respect to 100 percent of the shares subject to such option or stock appreciation rights, and the restrictions will expire immediately with respect to 100 percent of such shares of Restricted Stock or Restricted Stock Units subject to such Award (including a waiver of any applicable Performance Goals). In addition, unless otherwise provided in an Award agreement, all incomplete Performance Periods in respect of a performance compensation award will end upon a change in control, and the Administrator will (a) determine the extent to which performance goals with respect to each such Performance Period have been met, and (b) cause to be paid to the applicable Participant partial or full performance compensation awards with respect to performance goals for each such Performance Period based upon the Administrator’s determination of the degree of attainment of performance goals. Further, in the event of a change in control, the Administrator may in its discretion and upon advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of the Company’s common stock received or to be received by other shareholders of the Company in the event.
Amendment and Termination

The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided otherwise in the Plan, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law of securities exchange listing requirements. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless the Company requests the consent of the Participant and the Participant consents in writing.
Plan Benefits to be Received
Benefits and amounts to be awarded under the Equity Incentive Plan are not currently determinable.
Federal Income Tax Consequences Involving Options
The following is a summary of the material federal income tax consequences of receiving incentive stock options or nonstatutory stock options (collectively, “Options”) under the Equity Incentive Plan and is based upon an analysis of the present provisions of the Code and the regulations promulgated thereunder, all of which is subject to change. An individual may also be subject to state and local taxes, the consequences of which are not discussed herein, in the jurisdiction in which he or she works and/or resides. This summary is for general information and does not constitute tax advice.
Nonstatutory Stock Options. An individual receiving nonstatutory stock options should not recognize taxable income at the time of grant. An individual should generally recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Option shares on exercise of the nonstatutory stock options over the exercise price thereof. In general, subject to the limitations set forth in Section 162(m) and discussed below, the Company is entitled to deduct from its taxable income the amount that the individual is required to include in ordinary income at the time of such inclusion. Additional special rules apply if an individual exercises a nonstatutory stock option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to the Company.
Incentive Stock Options. An individual granted an incentive stock option will not generally recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise, although he or she may be subject to alternative minimum tax. If the individual holds the shares acquired upon exercise of an incentive stock option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the individual, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. In general, if a disqualifying disposition should occur (i.e., the shares acquired upon exercise of the Option are disposed of within the later of two years from the date of grant or one year from the date of exercise), an individual will generally recognize ordinary compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the Option shares at the time of exercise (or, if less, the amount realized on disposition), over the exercise price thereof. The Company is not entitled to any deduction on account of the grant of incentive stock options or the individual’s exercise of the option to acquire common stock. However, in the event of a subsequent disqualifying disposition of such shares of common stock acquired pursuant to the exercise of an incentive stock option under circumstances resulting in taxable compensation to the individual, subject to the limitations set forth in Section 162(m) and discussed below, in general, the Company should be entitled to a tax deduction equal to the amount treated as taxable compensation to the individual. Additional special rules apply if an individual exercises an incentive stock option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to the Company.
Section 162(m) Limitation. Subject to a limited number of exceptions, Section 162(m) of the Code denies a deduction to a publicly held corporation for payments of remuneration to certain employees to the extent the employee’s remuneration for the taxable year exceeds $1,000,000. For this purpose, remuneration attributable to Options is included within the $1,000,000 limitation. However, to the extent that certain procedural requirements are met (e.g., the Plan is approved by the Company’s stockholders, grants are made by the Committee, the exercise price is equal to or greater than the fair market value of the underlying shares upon grant, etc.), gain from the exercise of Options should not be subject to the $1,000,000 limitation. The Company has attempted to structure the Plan in such a manner that the remuneration attributable to the Options will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue.
Section 280G of the Code. Under certain circumstances, the accelerated vesting or exercise of Options in connection with a Change in Control (as defined in the Plan) might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and the Company may be denied a federal income tax deduction.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE EQUITY INCENTIVE PLAN.
Board of Directors, Committees and Attendance at Meetings
The Board of Directors has the responsibility for establishing broad corporate policies and for the overall management of the business of the Company. Members of the Board are kept informed of the Company’s performance by various reports sent to them at regular intervals by management, as well as by operating and financial reports presented by management at Board meetings.
It is the Company’s policy that directors attend all Board meetings and the annual meeting of stockholders, unless excused by the Chairman. All elected directors were in attendance at the 2005 Annual Meeting of Stockholders.
The Board has three committees with the principal functions described below. The Charters of each of these committees are posted on our website at www.thorindustries.com.
Audit Committee
The principal functions of the Audit Committee are to recommend engagement of the Company’s independent public accountants and to maintain communications among the Board of Directors, such independent public accountants and the Company’s internal accounting staff with respect to accounting and auditing procedures, the implementation of recommendations by such independent accountants, the adequacy of the Company’s internal controls and related matters. During fiscal 2006, the Audit Committee had private meetings with the Chief Financial Officer, the Internal Audit Director and the outside audit partners. The Board of Directors has determined that Geoffrey A. Thompson, a member of the committee, is an “audit committee financial expert” as defined in Section 407 of the Sarbanes-Oxley Act of 2002. A copy of the Audit Committee Charter as revised on October 11, 2005 by the Board of Directors, is available on the Company’s website at www.thorindustries.com and is available in print to any stockholder who requests it.
Compensation Committee
The principal functions of the Compensation Committee are to establish executive compensation policies and guiding principles; establish the compensation of the Chief Executive Officer and review and approve the compensation of the other executive officers; evaluate the design of compensation and benefit programs; and review all components of compensation for independent directors. The Compensation Committee also acts as administrator under the Company’s 1999 Stock Option Plan, the Company’s Restricted Stock Plan, the Company’s Management Incentive Plan and the Company’s Select Executive Incentive Plan. In its capacity as administrator of the 1999 Stock Option Plan and the Restricted Stock

Plan, the Compensation Committee grants options and restricted stock, determines which employees and other individuals performing substantial service for the Company may be granted options and/or restricted stock, and determines the rights and limitations attendant to options and restricted stock granted under these plans. In its capacity as administrator under the Select Executive Incentive Plan, the Compensation Committee awards supplemental deferred compensation to eligible employees in amounts determined by the Committee. A copy of the Compensation Committee Charter is available on the Company’s website and is available in print to any stockholder who requests it.
Nominating and Corporate Governance Committee
The principal functions of the Nominating and Corporate Governance Committee are to address all matters of corporate governance; evaluate qualifications and candidates for positions on the Board of Directors; evaluate the performance of the Chief Executive Officer and the Board of Directors; review succession plans and senior management performance; establish criteria for selecting new directors, nominees for Board membership and the positions of Chairman and Chief Executive Officer, and whether a director should be invited to stand for re-election. The nominating Committee evaluates candidates on, among other things, possession of such knowledge, experience, skills, expertise and diversity as may enhance the Board’s ability to manage and direct the affairs and business of the Company, and as applicable, the satisfaction of any independence requirements imposed by law, regulation, the NYSE and the Company’s Corporate Governance Guidelines. Copies of the Charter of the Nominating and Corporate Governance Committee and the Company’s Corporate Governance Guidelines are available on the Company’s website and are available in print to any stockholder who requests them.
The Board does not consider stockholder nominations of director candidates, because it believes that this is not an efficient or effective means of identifying qualified individuals. In addition, the Board has a long history of being able to attract and maintain a membership with the variety of skills necessary to properly oversee the affairs of the Corporation.
Membership of Committees
The following table summarizes the current membership of the Board of Directors and each of its committees.

Nominating and
Corporate
			Compensation	Governance
	Board	Audit Committee	Committee	Committee
Wade F. B. Thompson	Chairman
Peter B. Orthwein	Vice Chairman
H. Coleman Davis	X
Neil D. Chrisman	X	X
Alan Siegel	X		X	Chair
Jan H. Suwinski	X	Chair
Geoffrey A. Thompson	X	X
William C. Tomson	X		Chair	X
The Board of Directors has affirmatively determined, by resolution of the Board of Directors as a whole, that the following directors have no direct or indirect material relationship with the Company and satisfy the requirements to be considered “independent” in accordance with the rules of the New York Stock Exchange and the Company’s Director Independence Standards which are set forth on Appendix B to the Proxy Statement: Messrs. Neil D. Chrisman, Alan Siegel, Jan H. Suwinski, Geoffrey A. Thompson and William C. Tomson. As a result, each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee is comprised entirely of independent directors, as determined by the Board.

Board and Committee Meetings
The Board of Directors as a whole met in person, by telephone or took action by unanimous written consent nine times during fiscal 2006. The Audit Committee met in person or by tele- phone fourteen times during fiscal 2006. The Compensation Committee met in person or by tele-phone two times during fiscal 2006. The Nominating and Corporate Governance Committee met once in fiscal 2006.
Each of the directors attended all meetings of the Board of Directors and the respective Board committees on which they served during fiscal 2006.
In addition, regularly scheduled meetings of the non-management directors are held four times each year. A non-management director is chosen to preside at each of these meetings on a rotating basis.
Stockholder Communications
Although the Company has not to date developed formal processes by which stockholders may communicate directly to directors, it believes that the informal process, in which any communication sent to the Board of Directors in care of the Company is forwarded to the Board, has served the Board’s and its stockholders’ needs. Until any other procedures are developed, any communications to the Board should be sent to it in care of the Secretary of the Company.
Any communications from interested parties directed toward non-management directors specifically may be sent to Alan Siegel, one of the Company’s non-management directors, who forwards any such communications to each of the other non-management directors that, in the opinion of Mr. Siegel, deal with the functions of the Board of Directors or the committees thereof or that he otherwise determines require their attention. Mr. Siegel’s address for this purpose is c/o the Company, 419 W. Pike St., Jackson Center, OH 45334.
Code of Ethics
The Company has adopted a written code of ethics, the “Thor Industries, Inc. Business Ethics Policy,” which is applicable to all directors, officers and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and other executive officers identified in this proxy statement who perform similar functions (collectively, the “Selected Officers”). A copy of the code of ethics has been posted on the Company’s website and is available in print to any stockholder who requests it. The Company intends to disclose any changes in or waivers from its code of ethics applicable to any Selected Officer on its website or by filing a Form 8-K with the Securities and Exchange Commission.
Ownership of Common Stock
The following table sets forth information as of September 29, 2006 with respect to the beneficial ownership, as defined in Rule 13(d) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Company’s Common Stock by (i) each person known by the Company to beneficially own, as defined in Rule 13d-3 under the Exchange Act, 5% or more of the outstanding Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Summary Compensation Table below; and (iv) all of such executive officers and directors of the Company as a group. As of September 29, 2006, there were 55,715,986 shares of Common Stock issued and outstanding.

	Beneficial Ownership (1)
Name and Address of Beneficial Owner	Number of Shares		Percent
Wade F. B. Thompson	16,546,470		29.7%
419 West Pike Street Jackson Center, Ohio 45334-0629

Peter B. Orthwein	2,570,450	(2)	4.6%
419 West Pike Street Jackson Center, Ohio 45334-0629

Walter L. Bennett	51,833	(3)	*
419 West Pike Street Jackson Center, Ohio 45334-0629

Ted Bartus	7,087	(4)	*
419 West Pike Street Jackson Center, Ohio 45334-0629

Richard E. Riegel, III	546,457	(5)	1.0%
419 West Pike Street Jackson Center, Ohio 45334-0629

H. Coleman Davis, III	847,784	(6)	1.5%
419 West Pike Street Jackson Center, Ohio 45334-0629

Neil D. Chrisman	28,334	(7)	*
419 West Pike Street Jackson Center, Ohio 45334-0629

Alan Siegel	596,068	(8)	1.1%
419 West Pike Street Jackson Center, Ohio 45334-0629

Jan H. Suwinski	46,334	(9)	*
419 West Pike Street Jackson Center, Ohio 45334-0629

Geoffrey A. Thompson	10,734	(10)	*
419 West Pike Street Jackson Center, Ohio 45334-0629

William C. Tomson	57,334	(11)	*
419 West Pike Street Jackson Center, Ohio 45334-0629

Royce & Associates, LLC	4,180,310	(12)	7.5%
82 Devonshire Street Boston, MA 02109

All directors and executive officers as a group (eleven persons)	21,308,885	(13)	38.2%

*	less than 1%.

(1)	Except as otherwise indicated, the persons in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Includes 60,050 shares owned by Mr. Orthwein’s wife, 124,000 shares owned of record by a trust for the benefit of Mr. Orthwein’s children, of which Mr. Orthwein is a trustee, 30,000 shares owned of record by a trust for the benefit of Mr. Orthwein’s half brother, of which Mr. Orthwein is a trustee, 153,150 shares of record owned by Mr. Orthwein’s minor children for which Mrs. Orthwein acts as custodian, 320,000 shares owned of record by the Orthwein Investment Group D, L.P., in which Mr. Orthwein has a 0.51% economic interest but a 51% general partnership interest and 130,500 shares held by a charitable annuity trust of which Mr. and Mrs. Orthwein are the sole trustees.

(3)	Includes 12,000 non-vested restricted shares and options to acquire 13,333 shares under the 1999 Stock Option Plan.

(4)	Includes options to acquire 2,667 shares under the 1999 Stock Option Plan.

(5)	Includes 5,200 non-vested restricted shares and options to acquire 23,333 shares under the 1999 Stock Option Plan. Also includes 510,212 shares owned by Mr. Riegel’s wife, and 3,000 shares of record owned by Mr Riegel’s minor children for which Mr. Riegel acts as custodian.

(6)	Includes 301,118 shares owned of record by a trust of which Mr. Davis is a trustee.

(7)	Includes options to acquire 24,334 shares under the 1999 Stock Option Plan.

(8)	Includes 594,400 shares owned of record by a trust for the benefit of Mr. Orthwein’s adult children, of which Mr. Siegel is co-trustee and as to which Mr. Siegel has shared voting power with Mr. Orthwein’s brother. Mr. Siegel disclaims beneficial ownership of such shares. Also includes options to acquire 1,668 shares under the 1999 Stock Option Plan.

(9)	Includes options to acquire 36,334 shares under the 1999 Stock Option Plan.

(10)	Includes options to acquire 8,334 shares under the 1999 Stock Option Plan.

(11)	Includes options to acquire 38,334 shares under the 1999 Stock Option Plan.

(12)	The number of shares shown for Royce & Associates is based on a Schedule 13G filed on February 1, 2006.

(13)	Includes 148,337 shares issuable under stock options which are currently exercisable or will become exercisable within 60 days from September 29, 2006.

Executive Compensation
Information is furnished below concerning the compensation of the Chief Executive Officer and the four highest paid executive officers of the Company other than the Chief Executive Officer serving as executive officers at the end of the last fiscal year (collectively, the “Named Executive Officers”).
Summary Compensation Table

				Long-term		All Other
	Annual			Compensation		Compensation
	Compensation			Securities		(4)
				Incentive
				Stock	Restricted
Name and Principal Position	Year	Salary	Bonus (1)	Options (#)(2)	Stock ($)(3)
Wade F. B. Thompson	2006	$273,048	$632,000	—	—	$—
Chief Executive Officer	2005	$271,584	$500,000	—	—	$—
Chairman, President	2004	$271,667	$730,000	—	—	$—

Peter B. Orthwein	2006	$101,584	$632,000	—	—	$—
Vice Chairman, Treasurer	2005	$101,032	$500,000	—	—	$—
	2004	$101,032	$800,000	—	—	$—

Walter L. Bennett	2006	$101,032	$1,200,000	—	—	$23,155
Executive Vice President, Chief	2005	$101,032	$900,000	—	—	$32,430
Financial Officer, Secretary	2004	$96,032	$800,000	20,000	$53,820	$27,864

Richard E. Riegel, III	2006	$100,715	$955,000	—	—	$13,479
Group President	2005	$94,616	$653,587	—	—	$—
	2004	$72,959	$483,151	14,000	$32,292	$—

Ted Bartus	2006	$80,216	$175,000	—	—	$—
Vice President, Purchasing	2005	$80,216	$118,000	—	—	$—
	2004	$80,224	$100,000	4,000	—	$—

(1)	Messrs. Thompson’s, Orthwein’s, Bennett’s, Bartus’s and Riegel’s bonuses are discretionary and depend on the Company’s profits.

(2)	All option grants have been adjusted to reflect the Company’s 2 for 1 stock split effective January 26, 2004.

(3)	The numbers in this column represent the value of restricted stock grants during fiscal years 2006, 2005 and 2004 calculated by multiplying the number of shares of restricted stock granted by the share price on the date of grant. As of July 31, 2006, Mr. Bennett and Mr. Riegel hold 17,000 and 7,400 shares, respectively, of restricted stock which were granted under the Thor Industries, Inc. Restricted Stock Plan. The value of said shares was $728,280 and $317,016, respectively, at July 31, 2006. Mr. Bennett and Mr. Riegel, as holders of restricted stock shares, are entitled to receive dividends and other distributions paid with respect to such shares while they are so restricted. All shares and share prices have been adjusted to reflect the Company’s 2 for 1 stock split effective January 26, 2004.

(4)	Mr. Bennett and Mr. Riegel were credited with supplemental deferred compensation earned under the Company’s Select Executive Incentive Plan. The amount credited shall vest and be payable six years after the effective date of such eligible executive’s participation, provided, however, that the amount shall vest immediately upon death or age 65. The amounts shown in this column for each year represent the amount credited to each executive plus or minus the change in the value of such executive’s account in the Select Executive Incentive Plan during that year.
Option Grants in the Last Fiscal Year
There were no options granted to any of the Named Executive Officers of the Company during fiscal year 2006.
The following table sets forth information regarding the exercise of options by the Named Executive Officers during fiscal year 2006. The table also shows the number and value of unexercised options held by these officers as of July 31, 2006.
Aggregated Option Exercises in the Last Fiscal Year
and Option Values at July 31, 2006

			Number of Securities Underlying			Value of Unexercised In-the-
	Shares		Unexercised Options at			Money Options at
	acquired on	Value	Fiscal Year End			Fiscal Year End
Name	exercise	Realized	Exercisable/Unexercisable			Exercisable/Unexercisable (1)
Wade F. B. Thompson	—	$—	—	/	—	$—	/	$—
Peter B. Orthwein	—	$—	—	/	—	$—	/	$—
Walter L. Bennett	5,000	$209,750	28,333	/	6,667	$662,095	/	$106,205
Ted Bartus	4,000	$128,240	2,667	/	1,333	$42,485	/	$21,235
Richard Riegel, III	—	$—	23,333	/	4,667	$568,395	/	$74,345

(1)	Represents the market value of shares underlying “in-the-money” options on July 31, 2006 less the option exercise price. Options are “in-the-money” at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option.
Director Compensation
Directors who are not employees of the Company are paid an annual retainer of $65,000, payable quarterly, plus expenses. Audit Committee members are paid an annual retainer of $20,000, plus expenses, except for the chair of the Audit Committee, who is paid an annual retainer of $35,000, plus expenses. Members of the Compensation Committee and the Nominating and Corporate Governance Committee are each paid an annual retainer of $20,000, plus expenses. All such committee retainers are paid quarterly. It is anticipated that non-employee directors will receive grants of restricted stock under the 2006 Equity Compensation Plan based upon the recommendation of the Compensation Committee and as approved by the Board of Directors.
Compensation Committee Report on Executive Compensation
The Company consists of a corporate parent, Thor Industries, Inc., and several operating subsidiaries, including, Airstream, Inc., Crossroads RV, Damon Corporation, Dutchmen Manufacturing, Inc., Four Winds International, Inc., Keystone RV Company, Komfort Corp., Citair, Inc., Thor California, Inc., Champion Bus, Inc., ElDorado National California, Inc., ElDorado National Kansas, Inc., and Goshen Coach, Inc. The Compensation Committee believes that the Company has been successful in attracting and retaining management of its operating subsidiaries because of its policy of compensating management personnel based upon the profitability of such operating subsidiaries. The management of each operating subsidiary is provided with incentive based compensation consisting generally of 13% to

20% of their operating subsidiary’s pre-tax profits in excess of targets established by the Company’s President and Chief Executive Officer. The executive officers of the corporate parent, Thor Industries, Inc., Messrs. Thompson, Orthwein, Bennett, Bartus, and Riegel receive low fixed salaries in addition to bonuses relating to profitability of the Company as a whole, which are reviewed and approved by the Compensation Committee. The Compensation Committee has reconsidered these arrangements and has concluded that it is in the best interest of the Company and its shareholders that such arrangements continue without any substantial change.
The Compensation Committee
Alan Siegel
William C. Tomson
Compensation Committee Interlocks and Insider Participation
The Compensation Committee consists of Messrs. Siegel and Tomson, neither of whom is, or has been, an officer or employee of the Company.
Certain Relationships and Transactions with Management
Messrs. Thompson and Orthwein own all the stock of Cash Flow Management, Inc. The Company pays Cash Flow Management a fee of $192,000 per annum, which is used to defray expenses, including the rent of offices used by Messrs. Thompson and Orthwein.
Alan Siegel, a director of the Company, is a Partner of Akin Gump Strauss Hauer & Feld LLP, one of the law firms regularly employed by the Company. In addition, Mr. Siegel, in his capacity as director, has been issued exercisable options to acquire 1,668 shares under the 1999 Stock Option Plan.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information as of July 31, 2006 about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights granted to employees or members of the Board of Directors under all the Company’s existing equity compensation plans, including the 1999 Stock Option Plan and the Thor Industries, Inc. Restricted Stock Plan.

			Number of securities
	Number of securities		remaining available for
	to be issued	Weighted-average	future issuance under
	upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders 1999 Stock Option Plan	533,038	$21.29	666,003
Equity compensation plans not approved by security holders 1997 Restricted Stock Plan (1)	0	NA	398,013

Total	533,038	$21.29	1,064,016

(1)	Constitutes shares remaining available for issuance under the Thor Industries, Inc. Restricted Stock Plan (the “Stock Plan”). The Stock Plan, which was adopted in 1997, is intended to advance the interests of the Company, its stockholders, its subsidiaries and its affiliates by encouraging and enabling inside directors, officers and other employees to acquire and retain a proprietary interest in the Company by ownership of its stock. The Compensation Committee of the Board of Directors, which administers the Stock Plan, may, at any time and from time to time, make grants to plan participants in such amounts as it shall determine. Each grant vests as determined by the Compensation Committee but, in any event, each grant automatically vests upon the earliest of (x) the termination by the Company of the recipient other than for cause and (y) the recipient’s death, disability or retirement.
1999 Stock Option Plan
The Thor Industries, Inc. 1999 Stock Option Plan (the “1999 Plan”) was adopted by the Company’s Board of Directors in July 1999 and by the Company’s shareholders in September 1999. The purpose of the Plan is to enhance the ability of the Company and its subsidiaries to attract and retain employees and directors of outstanding ability and to provide employees and directors with an interest in the Company parallel to that of the Company’s stockholders. The 1999 Plan is administered and managed by the Compensation Committee of the Board of Directors (the “Committee”).
The Common Stock subject to the options granted under the 1999 Plan will be authorized from unissued shares of Common Stock of the Company, $0.10 value, or shares reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be acquired upon the grant of options under the 1999 Plan will not exceed 2,000,000, subject to adjustment in certain circumstances. If any option granted under the 1999 Plan expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased shares subject to such option shall again be available for grant under the 1999 Plan. Subject to adjustment, no employee may be granted an option to acquire more that 500,000 shares of Common Stock in any one year.
Employees and directors of the Company and its subsidiaries are eligible to receive grants of options under the 1999 Plan. Eligible participants may be granted both nonqualified stock options (“Nonqualified Stock Options”) and “incentive stock options” (“ISOs”) and, together with Nonqualified Stock Options, (“Options”), provided that only employees of the Company and its subsidiaries may receive ISOs. The exercise price per share of the shares of Common Stock to be purchased pursuant to any Option shall be fixed by the Committee at the time such Option is granted. In no event shall the exercise price for ISOs be less than the fair market value of a share on the day on which the ISO is granted (110% of the fair market value in the case of an ISO granted to an employee owning stock with more that 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (a “10% Shareholder”)). Subject to termination, the duration of each Option will be determined by the Committee, but may not exceed 10 years from the date of grant; provided, however, that in the case of ISOs granted to 10% Shareholders, the term of such Option shall not exceed 5 years from the date of grant. An Option will be exercisable by the Option holder at such rate and times as may be determined by the Committee at or subsequent to the time of grant. Each Option may be exercised in whole or in part by giving written notice of exercise to the Company. Payment in full of the Option exercise price will be made upon delivery of such notice in cash or through additional methods, if any, prescribed by the Committee. Options are assignable or transferable only in limited circumstances.
Upon the occurrence of a Change in Control (as defined in the 1999 Plan), all Options will automatically become vested and exercisable in full and all restrictions or conditions, if any, on any Options will automatically lapse.
Under certain circumstances, in the event option holders engage in certain prohibitive behavior, options can be forfeited at the discretion of the Committee. In addition, any gains realized by option holders may have to be repaid under certain circumstances.

Restricted Stock Plan
The Company has adopted the Thor Industries, Inc. Restricted Stock Plan (the “Stock Plan”) effective September 29, 1997. The Stock Plan is administered by the Compensation Committee. The Stock Plan is intended to advance the interests of the Company, its stockholders, its subsidiaries and its affiliates by encouraging and enabling inside directors, officers and other employees to acquire and retain a proprietary interest in the Company by ownership of its stock.
The total number of shares available for grants under the Stock Plan may not exceed 600,000 subject to adjustment in certain circumstances and subject to increase by the Board of Directors. Subject to adjustment, no more than 100,000 shares may be granted in any one calendar year. If a grant, or any portion thereof, is forfeited, the forfeited shares will be made available again for grants under the Stock Plan. The Compensation Committee may, at any time and from time to time, make grants to such participants and in such amounts as it shall determine. Each grant shall be made pursuant to a written instrument which must be executed by the grantee in order to be effective. The Board of Directors may at any time suspend or terminate the Stock Plan or any portion thereof or may amend it from time to time in such respects as the Board may deem to be in the best interests of the Company.
No shares granted under the Stock Plan may be transferred by the recipient thereof until such shares have vested; such shares shall vest on the date specified by the Compensation Committee in the underlying written agreement pursuant to which the grant was made. Notwithstanding the foregoing, the shares of a recipient who has not previously forfeited any nonvested shares granted to him under the Stock Plan shall automatically vest upon the earliest of (x) the termination by the Company of the recipient other than for cause and (y) the recipient’s death, disability or retirement. The Stock Plan contains non-competition and non-solicitation provisions which restrict recipients from competing with the Company. Non-compliance with such provisions will result in the forfeiture of non vested benefits.
During the applicable period of restriction, the recipient of shares under the Stock Plan is the record owner thereof and is entitled to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, if any such dividends or distributions are paid in shares of Company stock during an applicable period of restriction, the shares received shall be subject to the same restrictions as the shares with respect to which they were issued. Moreover, the Compensation Committee may provide in any written agreement pursuant to which the grant was made such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for the restricted shares.
Select Executive Incentive Plan
The Company has adopted the Thor Industries, Inc. Select Executive Incentive Plan (the “Incentive Plan”) effective September 29, 1997. The Incentive Plan is administered by an Administrative Committee chosen by the Board of Directors, which is currently the Compensation Committee. The purpose of the Incentive Plan is to provide its eligible executives with supplemental deferred compensation in addition to their current compensation. It is intended that the Incentive Plan shall constitute an unfunded deferred compensation arrangement for the benefit of a select group of management or highly compensated employees of the Company and its designated subsidiaries and affiliates.
The Compensation Committee will designate those employees of the Company (which may include employees of any subsidiary or affiliate thereof) who will be eligible executives under the Incentive Plan. For each year of participation, each eligible executive shall be credited with the amount(s), if any, determined by the Compensation Committee in its sole discretion. The amount(s) will be credited to an account maintained for each eligible executive, which will also be credited with earnings and losses as if the amounts were invested in specific investment funds selected by the Compensation Committee (or by the eligible executive if the Compensation Committee establishes a procedure permitting the eligible executive to credit his or her account with respect to the results of one or more of the index funds selected by the Compensation Committee). The Compensation Committee is not obligated to comply with the investment request of an eligible executive, and retains the sole discretion regarding the decision to credit earnings with regard to the results of the index funds selected by any eligible executive. The amount(s) credited to the account of an eligible executive shall vest and be payable six years after the effective date of such eligible executive’s participation; provided, however, that the amounts vest immediately upon death or age 65. The Incentive Plan contains non-competition and non-solicitation provisions which prohibit eligible executives from competing with the Company within the United States or Canada during the term of such eligible executive’s participation and for a period of eighteen months after termination of employment with the Company for any reason. Non-compliance with such provisions will result in a total forfeiture of vested benefits. The Company may establish a trust for payment of benefits under the Incentive Plan; such trust shall be a grantor trust for tax purposes. Payment of benefits will generally be made following termination of employment in one of the following forms: (a) lump sum; (b) substantially equal annual installments for five years; (c) substantially equal installments for ten years; or (d) any other actuarially equivalent form approved by the Compensation Committee.
Annual Incentive Plan
The Company has adopted the Thor Industries, Inc. Annual Incentive Plan (the “Annual Incentive Plan”) effective October 2, 2003. The Annual Incentive Plan is administered by a committee (the “Committee”) comprised of at least two members of the Board of Directors of the Company who qualify as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder (the “Code”). The purposes of the Plan are to provide an incentive to executive officers and other key employees of the Company and its subsidiaries to contribute to the growth, profitability and increased shareholder value of the Company, to retain such executives and key employees and endeavor to qualify the compensation paid under the Annual Incentive Plan for tax deductibility under Section 162(m) of the Code.
The committee designates those executive officers of the Company and its subsidiaries, and such other key employees of the Company and it subsidiaries, who are eligible to receive awards (“Performance Awards”) under the Annual Incentive Plan (“Eligible Executives”). The Committee determines which Eligible Executives, if any, will become participants in the Annual Incentive Plan (the “Participants”).
A Performance Award represents the conditional right of a Participant to receive a cash award following the completion of a Performance Period (as defined below) based upon performance in respect of one or more of the Performance Goals (as defined below) during the Performance Period. For purposes of the Annual Incentive Plan, “Performance Period” means the fiscal year, or such other shorter or longer period designated by the Committee, during which performance is measured in order to determine a Participant’s entitlement to receive payment of a Performance Award. Performance goals (“Performance Goals”) include any of the following business criteria: revenue, earnings before taxes, funds from operations, funds from operations per share, operating income, pre or after tax income, cash available for distribution, cash available for distribution per share, cash and/or cash equivalents available for operations, net earnings, earnings per share, return on equity, return on assets, return on invested capital, share price performance, improvements in the Company’s attainment of expense levels, implementing or completion of critical projects, including, without limitation, implementation of strategic plan(s), improvement in investor relations, marketing and manufacturing of key products, improvement in cash-flow (before or after tax), development of critical projects or product development, or progress relating to research and development. A performance goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. The level or levels of performance specified with respect to a Performance Goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Committee may determine.

The Committee may establish performance objectives (“Performance Objective”) for each Performance Award, consisting of one or more business criteria permitted as Performance Goals, one or more levels of performance with respect to each such criteria, and the amount or amounts payable upon achievement of such levels of performance. Performance Objectives are established by the Committee prior to, or reasonably promptly following the inception of, a Performance Period but, to the extent required by Section 162(m) of the Code, by no later than the earlier of the date that is ninety (90) day after the commencement of the Performance Period or the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed. The amount of compensation payable upon the attainment of a Performance Objective may not be increased at the discretion of the Committee. The Committee may, however, at its discretion, reduce or eliminate the amount of compensation payable upon the attainment of a Performance Objective.
Performance Awards are subject to such conditions, including risks of forfeiture, restrictions on transferability and other terms and conditions as specified by the Committee.
A Participant may not be granted Performance Awards for all of the Performance Periods commencing in a fiscal year that permit the Participant in the aggregate to earn a cash payment in any fiscal year in excess of $3,000,000.

Stock Price Performance Graph
The performance graph set forth below compares the cumulative total stockholder returns on the Company’s Common Stock (assumes $100 invested on July 31, 2001 and that all dividends are reinvested) against the cumulative total returns of the Standard and Poor Corporation’s S&P 500 composites stock price index (S&P 500) and a “Peer Group” of companies selected by the Company whose primary business is recreation vehicles or mid-size buses for the five year period ended July 31, 2006. The peer group consists of the following companies: Coachmen Industries, Inc.; Fleetwood Enterprises, Inc.; Winnebago Industries, Inc.; Monaco Coach, Inc.; and Supreme Industries, Inc. The Company cautions that stock price performance noted below should not be considered indicative of potential future stock price performance. The Company changed its peer group in fiscal 2003 to include Monaco Coach, Inc. and remove Collins Industries, Inc.
Performance Graph
Thor Industries, Inc. Common Stock
Report of the Audit Committee
Working under the guidance of a written charter approved by the Board of Directors, the Audit Committee, which is comprised of Messrs. Neil D. Chrisman, Jan H. Suwinski and Geoffrey A. Thompson, is primarily responsible for assisting the Board in overseeing the Company’s financial reporting process as well as the internal controls that management and the Board have established. The Board of Directors adopted a revised charter for the Audit Committee on October 11, 2005, a copy of which is available on the Company’s website.
Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes, acting in an oversight capacity. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.
During the past fiscal year, the Audit Committee met in person or by telephone and met in separate executive sessions with the Company’s Chief Financial Officer, the Company’s senior internal auditing executive and the independent auditing partner for the Company. The Audit Committee also met privately on a quarterly basis.
In carrying out its duties, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended July 31, 2006 with the Company’s management and Deloitte & Touche, LLP (“Deloitte”), the Company’s independent auditors. The Audit Committee has also discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended. In addition, the Audit Committee has received the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with Deloitte its independence from the Company and its management. Based on the foregoing reports and discussions and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter of the Audit Committee, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2006.
The Board of Directors has affirmatively determined that each of the members of the Audit Committee is “independent” as defined under the rules of the New York Stock Exchange.
The Audit Committee
Neil D. Chrisman
Jan H. Suwinski
Geoffrey A. Thompson
The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Security Act or the Exchange Act, except to the extent that the Company incorporates the report by reference in any such document.
Independent Auditor Fees
The following table represents aggregate fees billed to the Company for fiscal 2006 and 2005 by Deloitte, the Company’s principal accounting firm.

	Fiscal 2006	Fiscal 2005

Audit Fees	$2,047,891	$2,369,785
Audit-Related Fees	41,515	177,650

Subtotal	2,089,406	2,547,435

Tax Fees	1,057,640	828,237
All Other Fees	15,811	20,985

Total Fees	$3,162,857	$3,396,657

Audit Fees. Represents fees for professional services provided for the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings. Included in audit fees is $1,214,875 and $1,563,950 for Sarbanes-Oxley Section 404 attestation for fiscal 2006 and 2005 respectively.
Audit-Related Fees. Represents fees for assurance services related to the audit of the Company’s financial statements. The amount shown consists of fees for benefit plan audits, and the audit of the closing balance sheets of CrossRoads and agreed upon procedure for Goshen Coach in fiscal 2005.
Tax Fees. Represents fees for professional services related to taxes including the preparation of domestic and international returns, tax examinations assistance and tax planning.
All Other Fees. Represents fees for products and services provided to the Company not otherwise included in the categories above. The amounts shown consist of fees for benefit plan tax consultation.
The Audit Committee has considered whether performance of services other than audit services is compatible with maintaining the independence of Deloitte.
In 2003, the Audit Committee adopted a formal policy concerning the approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services Deloitte, the Company’s independent auditor, may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided by Deloitte during fiscal 2006.
Section 16(a) Beneficial Ownership Reporting Compliance
The federal securities laws require the filing of certain reports by officers, directors and beneficial owners of more than ten percent (10%) of the Company’s securities with the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates. Based solely on a review of copies of the filings furnished to the Company, or written representations that no such filings were required, the Company believes that all filing requirements were satisfied by each of the Company’s officers, directors and ten percent (10%) stockholders for fiscal 2006, except that (i) Mr. Riegel, an executive officer, failed to file on a timely basis a Form 3 and a Form 4 upon becoming an executive officer of the Company and (ii) Mr. Bartus, an executive officer, failed to file on a timely basis a Form 4 to report one transaction.
Stockholder Proposals
Proposals by stockholders that are intended to be presented at the 2007 annual meeting must be received by the Company on or before July 2, 2007 to be included in the proxy statement and form of proxy for the 2007 annual meeting.
Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, which is not received on or before September 15, 2007 will be considered untimely. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with applicable requirements.
Other Matters
Management knows of no other matters that will be presented for consideration at the meeting. However, if any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.
By Order of the Board of Directors,
WALTER L. BENNETT

Exhibit A
Thor Industries, Inc.
2006 Equity Incentive Plan
1.	Purpose; Eligibility.
1.1	General Purpose. The name of this plan is the Thor Industries, Inc. 2006 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to enable Thor Industries, Inc., a Delaware corporation (the “Company”), and any Affiliate to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company.

1.2	Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and any such parties who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3	Available Awards. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of one or more of the following Awards: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Restricted Awards, (d) Performance Compensation Awards, (e) Stock Appreciation Rights and (f) 409A Awards.
2.	Definitions.
2.1	“409A Award” means an Award that is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code and Section 8 of this Plan.

2.2	“Administrator” means the Board or the Committee appointed by the Board in accordance with Section 3.5.

2.3	“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.4	“Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Award, a Performance Compensation Award, a Stock Appreciation Right and a 409A Award.

2.5	“Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.6	“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

2.7	“Board” means the Board of Directors of the Company.

2.8	“Cause” means (a) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or its Affiliates and such agreement or policy manual provides for a definition of Cause, as defined therein and (b) with respect to all other Participants (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (ii) conduct tending to bring the Company into substantial public disgrace, or disrepute, (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.9	“Change in Control” shall mean:
(a)	The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act (a “Person”));

(b)	The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c)	The adoption of a plan relating to the liquidation or dissolution of the Company; or

(d)	The acquisition by any Person of beneficial ownership (within the meaning or Rule 13d 3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any Affiliate, (ii) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (iii) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this Section 2.9 or (iv) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e)	The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Company”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, it there is no Parent Company, the Surviving Company) and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.
2.10	“Code” means the Internal Revenue Code of 1986, as amended.

2.11	“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.5.

2.12	“Common Stock” means the common stock, $0.10 par value per share, of the Company.

2.13	“Company” means Thor Industries, Inc. a Delaware corporation.

2.14	“Consultant” means any person, including an advisor (a) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Directors of an Affiliate; provided that, except as otherwise permitted in Section 3.5 hereof, such person is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.15	“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

2.16	“Covered Employee” means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is or would be required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.17	“Date of Grant” means the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Company Common Stock or, if a later date is set forth in such resolution, or determined by the Administrator, as the Date of Grant, then such date as is set forth in such resolution.

2.18	“Detrimental Activity” means: (a) violation of the terms of any agreement with the Company concerning non-disclosure, confidentiality, intellectual property, privacy or exclusivity; (b) disclosure of the Company’s confidential information to anyone outside the Company, without prior written authorization from the Company, or in conflict with the interests of the Company, whether the confidential information was acquired or disclosed by the Participant during or after employment by the Company; (c) failure or refusal to disclose promptly or assign to the Company all right, title and interest in any invention, work product or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the interests of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (d) activity that is discovered to be grounds for or results in termination of the Participant’s employment for Cause; (e) any breach of a restrictive covenant contained in any employment agreement, Award Agreement or other agreement between the Participant and the Company, during any period for which a restrictive covenant prohibiting Detrimental Activity, or other similar conduct or act, is applicable to the Participant during or after employment by the Company; (f) any attempt directly or indirectly to induce any Employee of the Company to be employed or perform services or acts in conflict with the interests of the Company; (g) any attempt, in conflict with the interests of the Company, directly or indirectly, to solicit the trade or business of any current or prospective customer, client, supplier or partner of the Company; (h) the conviction of, or guilty plea entered by, the Participant for any felony or a crime involving moral turpitude whether or not connected with the Company; or (i) the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company.

2.19	“Director” means a member of the Board.

2.20	“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Code Section 22(e)(3), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.21	“Effective Date” shall mean October 16, 2006, the date the Board adopted the Plan.

2.22	“Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.23	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.24	“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. The Fair Market Value on any date on which the Company’s shares of Common Stock are registered under Section 12 of the Exchange Act and listed on the New York Stock Exchange shall be the closing price of a share of Common Stock on the New York Stock Exchange on such date, and thereafter (a) if the Common Stock is admitted to quotation on the over the counter market or any interdealer quotation system, the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (b) in the absence of an established market for the Common Stock, the Fair Market Value determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

2.25	“Form S-8” has the meaning set forth in Section 5.3.

2.26	“Free Standing Rights” has the meaning set forth in Section 7.3(a).

2.27	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.28	“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.29	“Negative Discretion” means the discretion authorized by the Plan to be applied by the Administrator to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.2(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.30	“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.31	“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.32	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.33	“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.34	“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

2.35	“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.36	“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3).

2.37	“Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.38	“Performance Compensation Award” means any Award designated by the Administrator as a Performance Compensation Award pursuant to Section 7.2 of the Plan.

2.39	“Performance Criteria” means the criterion or criteria that the Administrator shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division or operational unit of the Company) and shall be limited to the following:
(a)	net earnings or net income (before or after taxes);

(b)	basic or diluted earnings per share (before or after taxes);

(c)	net revenue or net revenue growth;

(d)	gross revenue;

(e)	gross profit or gross profit growth;

(f)	net operating profit (before or after taxes);

(g)	return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(h)	cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(i)	earnings before or after taxes, interest, depreciation and/or amortization;

(j)	gross or operating margins;

(k)	productivity ratios;

(l)	share price (including, but not limited to, growth measures and total stockholders return);

(m)	expense targets;

(n)	margins;

(o)	operating efficiency;

(p)	objective measures of customer satisfaction;

(q)	working capital targets;

(r)	measures of economic value added;

(s)	inventory control; and

(t)	enterprise value.

Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any business unit of the Company and/or an Affiliate or any combination thereof, as the Administrator may deem appropriate, or any of the above Performance Criteria as compared to the performance of a group of comparable companies, or published or special index that the Administrator, in its sole discretion, deems appropriate, or the Company may select Performance Criterion (k) above as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Administrator shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit Administrator discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining stockholder approval.
2.40	“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance

Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

2.41	“Performance Goals” means, for a Performance Period, the one or more goals established by the Administrator for the Performance Period based upon the Performance Criteria. The Administrator is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events:
(a)	asset write-downs;

(b)	litigation or claim judgments or settlements;

(c)	the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results;

(d)	any reorganization and restructuring programs;

(e)	extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year;

(f)	acquisitions or divestitures;

(g)	any other specific unusual or nonrecurring events, or objectively determinable category thereof;

(h)	foreign exchange gains and losses; and

(i)	a change in the Company’s fiscal year.
2.42	“Performance Period” means the one or more periods of time not less than one (1) year in duration, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.

2.43	“Permitted Transferee” means (a) any spouse, parents, siblings (by blood, marriage or adoption) or lineal descendants (by blood, marriage or adoption) of a Participant; (b) any trust or other similar entity for the benefit of a Participant or the Participant’s spouse, parents, siblings or lineal descendants; provided, however, that any transfer made by a Participant to a Permitted Transferee may only be made if the Permitted Transferee, prior to the time of transfer of stock, agrees in writing to be bound by the terms of this Plan and provides written notice to the Company of such transfer.

2.44	“Plan” means this Thor Industries, Inc. 2006 Equity Incentive Plan.

2.45	“Related Rights” has the meaning set forth in Section 7.3(a).

2.46	“Restricted Award” means any Award granted pursuant to Section 7.1(a).

2.47	“Restricted Period” has the meaning set forth in Section 7.1(a).

2.48	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.49	“SAR Amount” has the meaning set forth in Section 7.3(h).

2.50	“SAR exercise price” has the meaning set forth in Section 7.3(b).

2.51	“Securities Act” means the Securities Act of 1933, as amended.

2.52	“Stock Appreciation Right” means the right pursuant to an award granted under Section 7.3(b) to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of stock covered by such right or such portion thereof, over (B) the aggregate SAR exercise price of such right or such portion thereof.

2.53	“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

2.54	“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
3.	Administration.
3.1	Administration by Board. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.5.

3.2	Powers of Administrator. The Administrator shall have the power and authority to select and grant to Participants Awards pursuant to the terms of the Plan.

3.3	Specific Powers. In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more Officers of the Company with respect to awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act; (e) to determine when Awards are to be granted under the Plan and the applicable Date of Grant; (f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether each Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale; (j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent; (k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; (l) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan. The Administrator also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.4	Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.5	The Committee.
(a)	General. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

(b)	Committee Composition when Common Stock is Registered. At such time as the Common Stock is required to be registered under Section 12 of the Exchange Act, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an option is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

3.6	Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.	Shares Subject to the Plan.
Subject to adjustment in accordance with Section 12, the total number of shares of Common Stock that shall be available for the grant of Awards under the Plan shall not exceed 1,100,000; provided, that, for purposes of this limitation, any Common Stock subject to an Option or Award that is canceled, forfeited or expires prior to exercise or realization shall again become available for issuance under the Plan. Subject to adjustment in accordance with Section 12, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock or any other Awards with respect to more than 1,100,000 shares of Common Stock. Stock available for distribution under the Plan shall be authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner. Notwithstanding anything to the contrary contained herein: (i) shares tendered in payment of an Option shall not be added to the aggregate plan limit described above; (ii) shares withheld by the Company to satisfy any tax withholding obligation shall not be added to the aggregate plan limit described above; and (iii) all shares covered by a Stock Appreciation Right or other Awards, whether or not shares of Common Stock are actually issued to the Participant upon exercise or settlement of the Award, shall be considered issued or transferred pursuant to the Plan. All shares reserved for issuance under the Plan may be used for Incentive Stock Options. No fractional shares of Common Stock may be issued.
5.	Eligibility.
5.1	Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants and those individuals whom the Administrator determines may become Employees, Directors and Consultants following the Date of Grant.

5.2	Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.

5.3	Consultants. Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company (i.e., capital raising), or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

5.4	Directors. Each Director of the Company shall be eligible to receive discretionary grants of Awards under the Plan.
6.	Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 8 of the Plan. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1	Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it was granted.

6.2	Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3	Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted; provided, however, any Nonstatutory Stock Option may be granted with an exercise price less than 100% of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted if such Option satisfies the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 6.13 and Section 8 hereof. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4	Consideration. The exercise price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate exercise price at the time of exercise, or (iv) in any other form of legal consideration that may be acceptable to the Administrator. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan.

6.5	Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6	Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option may, in the sole discretion of the Administrator, be transferable to a Permitted Transferee upon written approval by the Administrator to the extent provided in the Option Agreement. A Permitted Transferee includes: (a) a transfer by gift or domestic relations order to a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Administrator in connection with a program established and approved by the Administrator pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of such Nonstatutory Stock Option; and (c) such other transferees as may be permitted by the Administrator in its sole discretion. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7	Vesting Generally. The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Administrator may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Option Agreement upon the occurrence of a specified event.

6.8	Termination of Continuous Service. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability or termination by the Company for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise provided in Section 6.10 and 6.11 of this Plan, outstanding Options that are not exercisable at the time an Optionholder’s Continuous Service terminates for any reason other than for Cause (including an Optionholder’s death or Disability) shall be forfeited and expire at the close of business on the date of such termination. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, if the Optionholder’s Continuous Service terminates for Cause, all outstanding Options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of such termination for Cause.

6.9	Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10	Disability of Optionholder. Unless otherwise provided in an Option Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

6.11	Death of Optionholder. Unless otherwise provided in an Option Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

6.12	Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

6.13	Additional Requirements Under Section 409A. Each Option Agreement shall include a provision whereby, notwithstanding any provision of the Plan or the Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof, in the event any Option under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code.
7.	Provisions of Awards Other Than Options.
7.1	Restricted Awards
(a)	General.
A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine.
(b)	Restricted Stock and Restricted Stock Units.
(i)	Each Participant granted Restricted Stock shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Administrator determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Administrator may require the Participant to additionally execute and deliver to the Company (a) an escrow agreement satisfactory to the Administrator, if applicable and (b) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Administrator, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Administrator. The cash dividends or stock dividends so withheld by the Administrator and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in case or, at the discretion of the Administrator, in share of Common Stock having a Fair Market Value equal to the amount of such dividends and earnings, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such cash dividends, stock dividends or earnings. Upon the grant of Restricted Stock, the Administrator shall cause a stock certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Administrator. If an escrow arrangement is used, the Administrator may cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it, registered in the name of the Participant.

(ii)	The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Administrator, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). At the discretion of the Administrator, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Administrator. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Administrator, in shares of Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividends Equivalents.
(c)	Restrictions.
(i)	Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)	Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)	The Administrator shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.
(d)	Restricted Period. With respect to Restricted Stock and Restricted Stock Units, the Restricted Period shall commence on the Date of Grant and end at the time or times set forth on a schedule established by the Administrator in the applicable Award agreement.

(e)	Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.1(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.1(b)(ii) hereof and the interest thereon or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Administrator may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

(f)	Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in the form of the Company deems appropriate.
7.2	Performance Compensation Awards.
(a)	General. The Administrator shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price or grant price, as the case may be, equal to or greater than the Fair Market Value per share of Stock on the date of grant), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Administrator shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m).

(b)	Eligibility. The Administrator will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.2. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

(c)	Discretion of Administrator with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Administrator shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one (1) year in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Administrator shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.2(c) and record the same in writing.

(d)	Payment of Performance Compensation Awards.
(i)	Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)	Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.

(iii)	Certification. Following the completion of a Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Administrator shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.1(d)(iv) hereof, if and when it deems appropriate.

(iv)	Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Administrator may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Administrator shall not have the discretion to (a) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase a Performance

Compensation Award above the maximum amount payable under Section 7.2(d)(vi) of the Plan.

(v)	Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.2.

(vi)	Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period is 1,100,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Administrator. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.1(a) shall be $10,000,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Administrator or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.
7.3	Stock Appreciation Rights.
(a)	General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or, provided the requirements of Section 7.3(b) are satisfied, in tandem with all or part of any Option granted under the Plan (“Related Rights”). In the case of a Nonstatutory Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

(b)	Grant Requirements. A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of Section 7.3(h) and Section 8 hereof. A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the “SAR exercise price”) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the SAR exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right must be fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

(c)	Exercise and Payment. Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR exercise price per share specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right that satisfies the requirements of Section 7.3(b)(i) shall be paid on the date of exercise and made in shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at Fair Market Value on the date of exercise. Payment with respect to the exercise of a Stock Appreciation Right that does not satisfy the requirements of Section 7.3(b)(i) shall be paid at the time specified in the Award in accordance with the provisions of Section 7.3(h) and Section 8. Payment may be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

(d)	Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Date of Grant of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.3(b)(i) are satisfied.

(e)	Reduction in the Underlying Option Shares. Upon any exercise of a Stock Appreciation Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right shall have been exercised. The number of shares of Common Stock for which a Stock Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option shall have been exercised.

(f)	Written Request. Unless otherwise determined by the Administrator in its sole discretion and only if permitted in the Stock Appreciation Right’s Award Agreement, any exercise of a Stock Appreciation Right for cash, may be made only by a written request filed with the Corporate Secretary of the Company. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise a Stock Appreciation Right for cash may provide that, in the event the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock.

(g)	Disapproval by Administrator. If the Administrator disapproves in whole or in part any election by a Participant to receive cash in full or partial settlement of a Stock Appreciation Right or to exercise such Stock Appreciation Right for cash, such disapproval shall not affect such Participant’s right to exercise such Stock Appreciation Right at a later date, to the extent that such Stock Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Participant’s right to exercise any related Option.

(h)	Additional Requirements under Section 409A. A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section 7.3(b)(i) shall satisfy the requirements of this Section 7.3(h) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with an SAR exercise price less than Fair Market Value of the Common Stock underlying the Award on the date the Stock Appreciation Right is granted (regardless of whether or not such SAR exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR exercise price), provides that it is settled in cash, or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the SAR exercise price (the “SAR Amount”). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in Section 8.1 hereof.
8.	Additional Conditions Applicable to Nonqualified Deferred Compensation Under Section 409A of the Code.

In the event any Award under this Plan is granted with an exercise price less than Fair Market Value of the Common Stock subject to the Award on the Date of Grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such Award is materially modified and deemed a new Award at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute a 409A Award, the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any 409A Award agreement.
8.1	Exercise and Distribution. No 409A Award shall be exercisable or distributable earlier than upon one of the following:
(a)	Specified Time. A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the Date of Grant. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Date of Grant.

(b)	Separation from Service. Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided, however, if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8.1(b) may not be made before the date which is six months after the date of separation from service.

(c)	Death. The date of death of the 409A Award recipient.

(d)	Disability. The date the 409A Award recipient becomes disabled (within the meaning of Section 8.4(b) hereof).

(e)	Unforeseeable Emergency. The occurrence of an unforeseeable emergency (within the meaning of Section 8.4(c) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(f)	Change in Control Event. The occurrence of a Change in Control Event (within the meaning of Section 8.4(a) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.
8.2	Term. Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such Award shall no longer be exercisable on the date that is the later of: (a) 2-1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to this Section 8 and is not subject to a substantial risk of forfeiture; or (b) 2-1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to this Section 8 and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.

8.3	No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in this Section 8, except in the case of one of the following events:
(a)	Domestic Relations Order. The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(b)	Conflicts of Interest. The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(c)	Change in Control Event. The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this Section 8 and the requirements of Section 409A of the Code.
8.4	Definitions. Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:
(a)	“Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Proposed Regulations § 1.409A-3(g)(5) and any subsequent guidance interpreting Code Section 409A).

(b)	“Disabled” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

(c)	“Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.
9.	Covenants of the Company.
9.1	Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

9.2	Securities Law Compliance. Each Option Agreement and Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
10.	Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

11.	Miscellaneous.
11.1	Acceleration of Exercisability and Vesting. The Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

11.2	Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 12 hereof.

11.3	No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause, (b) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (c) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

11.4	Transfer, Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

11.5	Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

11.6	Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
12.	Adjustments Upon Changes in Stock.

Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 7.2(d)(vi) shall be subject to adjustment or substitution, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards or as otherwise determined by the Administrator to be equitable (a) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (b) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 12 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act or otherwise result in a violation of Section 409A of the Code. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Administrator determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. Notwithstanding the above, in the event of any of the following: (i) the Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity or outstanding Awards are not to be assumed upon consummation of the proposed transaction; (ii) all or substantially all of the assets of the Company are acquired by another person; (iii) the reorganization or liquidation of the Company; or (iv) the Company shall enter into a written agreement to undergo an event described in clause (i), (ii) or (iii) above, then the Administrator may, in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 12 may be varied by the Administrator in any particular Award agreement.

13.	Effect of Change in Control
13.1	The Administrator may, but is not required to, provide in any particular Award Agreement:
(a)	In the event of a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, and either in or not in combination with another event such as a termination of the applicable Participant’s Continuous Service by the Company without Cause, all Options and Stock Appreciation Rights subject to such Award shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or Stock Appreciation Rights, and/or that the Restricted Period shall expire immediately with respect to 100 percent of such shares of Restricted Stock or Restricted Stock Units subject to such Award (including a waiver of any applicable Performance Goals) and, to the extent practicable, such acceleration of exercisability and expiration of the Restricted Period (as applicable) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.

(b)	In the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change, and the Administrator shall (A) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (B) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Administrator’s determination of the degree of attainment of Performance Goals, and (C) cause the Award, if previously deferred, to be settled in full as soon as possible.
13.2	In addition, in the event of a Change in Control, the Administrator may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event.

13.3	The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
14.	Amendment of the Plan and Awards.
14.1	Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any applicable law or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

14.2	Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

14.3	Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

14.4	No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.5	Amendment of Awards. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
15.	General Provisions.
15.1	Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The Plan is intended to constitute an “unfunded” plan for incentive compensation and nothing contained in the Plan shall give any Participant any rights that are greater than those of a general unsecured creditor of the Company.

15.2	Recapitalizations. Each Option Agreement and Award Agreement shall contain provisions required to reflect the provisions of Section 12.

15.3	Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

15.4	Other Provisions. The Option Agreements and Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

15.5	Cancellation and Rescission of Awards for Detrimental Activity.
(a)	Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Company that the Participant has not engaged in any Detrimental Activity described in Section 2.18.

(b)	Unless the Award Agreement specifies otherwise, the Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid or deferred Awards at any time if the Participant engages in any Detrimental Activity described in Section 2.18.

(c)	In the event a Participant engages in Detrimental Activity described in Section 2.18 after any exercise, payment or delivery pursuant to an Award, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such exercise, payment or delivery may be rescinded within one year thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery, in such manner and on such terms and conditions as may be required by the Company. The Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.
15.6	Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

15.7	Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 15.7, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

15.8	Section 162(m). To the extent the Administrator issues any Award that is intended to be exempt from the application of Section 162(m) of the Code, the Administrator may, without shareholder or grantee approval, amend the Plan or the relevant Award agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s Federal income tax deduction for compensation paid pursuant to any such Award.

16.	Effective Date of Plan.

The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

17.	Termination or Suspension of the Plan.

The Plan shall terminate automatically on the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 14.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.2 of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company’s stockholders at the first stockholder meeting that occurs in the fifth year following the year in which the Plan was last approved by stockholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such stockholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.2 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.

18.	Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
Appendix B
Director Independence Standards
As adopted by the Board of Directors of Thor Industries, Inc.
A director will not be considered independent if, within the preceding three years:
•	The director is an employee, or whose immediate family member is an executive officer, of the Company.

•	The director receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•	The director is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company.

•	The director is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee.

•	The director is an executive officer or an employee, or whose immediate family member is an executive officer, of another company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.
For relationships not covered by the guidelines above, or for relationships that are covered, but as to which the Board believes a director may nonetheless be independent, the determination of independence shall be made by the directors who satisfy the NYSE independence rules and the guidelines set forth above. However, any determination of independence for a director who does not meet these standards must be specifically explained in the Company’s proxy statement for a meeting of shareholders at which directors are to be elected.
419 West Pike Street • Jackson Center, Ohio 45334-0629 • (937) 596-6849

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000004 Least Address Line	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext C 1234567890 J N T

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors (Class C term expires 2009)
  1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold

01 - Neil D. Chrisman	☐	☐

02 - Alan Siegel	☐	☐

03 - Geoffrey A. Thompson	☐	☐
B	2006 Equity Incentive Plan
The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain
2.	The approval of the Thor Industries, Inc. 2006 Equity Incentive Plan.	☐	☐	☐

In their discretion, upon the transaction of such other business as may come before the meeting.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
(Stockholder(s) should sign here exactly as name appears hereon.)

Date (mm/dd/yyyy)	Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box

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0 1 1 1 2 5 1	1 U P X	C O Y
001CD40001                    00MYBB

Proxy - Thor Industries, Inc.

ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 5, 2006
The undersigned stockholder of Thor Industries, Inc. hereby appoints WADE F. B. THOMPSON and PETER B. ORTHWEIN or each of them, with power of substitution and revocation to each, as proxies to appear and vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on December 5, 2006 and any adjournments thereof, hereby revoking any proxy heretofore given, notice of which meeting and related proxy statement have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND SHALL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL #1 AND PROPOSAL #2.
PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(Continued and to be signed on reverse side.)